Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.366.1492

Commonwealth Annuity and Life Insurance Company
a Goldman Sachs Company

SEMI-ANNUAL REPORT — 6/30/2011

FOR CONTRACT HOLDERS OF:	Commonwealth Annuity Select Resource I/Resource II,
Commonwealth Annuity Select Charter, Commonwealth Annuity Select Reward, Commonwealth Annuity Select Acclaim, Commonwealth Annuity Optim-L and Commonwealth Annuity Select Advocate

September 22, 2011

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.

Washington, DC 20549

Subj:

Commonwealth Select Separate Account

1940 Act Registration Number: 811-06632

1933 Act Registration Numbers: 33-47216, 333-78245, 333-63093, 333-92115, 333-90531, 333-86274

CIK: 0000886134

Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the “Act”), Commonwealth Select Separate Account, a unit investment trust registered under the Act, mailed to its contract owners the semi-annual report(s) for the underlying management investment companies. This filing constitutes the filing of those reports as required by Rule 30b2-1 under the Act.

The following semi-annual reports, which were mailed to contract owners, were filed with the Commission via EDGAR on the dates indicated below and are incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Share)	1046292	August 24, 2011
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)(Series I Shares)	896435	August 25, 2011
AllianceBernstein Variable Products Series Fund, Inc.(Class B)	825316	August 19, 2011
DWS Investments VIT Funds (Class A)	1006373	August 17, 2011
DWS Variable Series II (Class A)	810573	August 19, 2011
Eaton Vance Variable Trust	1121746	August 25, 2011
Fidelity Variable Insurance Products Fund (Initial Class)	356494	August 22, 2011
Fidelity Variable Insurance Products Fund II (Service Class 2)	831016	August 22, 2011
Fidelity Variable Insurance Products Fund III	927384	August 22, 2011

Franklin Templeton Variable Insurance Products Trust (Class 2)	837274	August 31, 2011
Janus Aspen Series (Service Shares)	906185	August 29, 2011
MFS® Variable Insurance TrustSM (Service Class)	918571	August 31, 2011
Oppenheimer Variable Account Funds (Service Shares)	752737	August 24, 2011
Pioneer Variable Contracts Trust (Class II)	930709	August 26, 2011
T. Rowe Price International Series, Inc.	918292	August 24, 2011

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ SCOTT D. SILVERMAN

Scott D. Silverman
Senior Vice President, General Counsel
and Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772